EXHIBIT 10.14

                               CORPORATE GUARANTY
                               ------------------

      CORPORATED GUARANTEE, dated as of May 22, 2006, by, ANDAPHARM, INC., a Nevada corporation with offices located at 2424 North Federal Highway, Suite 456, Boca Raton, Florida 334312424 North Federal Highway, Suite 456, Boca Raton, Florida 33431, ANDAPHARM, LLC, a Florida limited liability company with offices located at 2424 North Federal Highway, Suite 456, Boca Raton, Florida 334312424 North Federal Highway, Suite 456, Boca Raton, Florida 33431, BIONUTRICS HEALTH PRODUCTS INC., a Delaware corporation with offices located at 2575 E. Camelback Rd., Suite 450, Phoenix, AZ 85016, INCON TECHNOLOGIES, INC., a Delaware corporation with offices located at 2575 E. Camelback Rd., Suite 450, Phoenix, AZ 85016, KIRK PHARMACEUTICALS, LLC, a Florida limited liability company with offices located at 2424 North Federal Highway, Suite 456, Boca Raton, Florida 334312424 North Federal Highway, Suite 456, Boca Raton, Florida 33431, KIRK PHARMACEUTICALS, INC., a Nevada corporation with offices located at 2424 North Federal Highway, Suite 456, Boca Raton, Florida 334312424 North Federal Highway, Suite 456, Boca Raton, Florida 33431, LIPOGENICS, INC., a Delaware corporation with offices located at 2575 E. Camelback Rd., Suite 450, Phoenix, AZ 85016, SYNOVICS LABORATORIES, INC., a Delaware corporation with offices located at 2575
E. Camelback Rd., Suite 450, Phoenix, AZ 85016, and NUTRITION TECHNOLOGY CORP., a Nevada corporation with offices located at 2575 E. Camelback Rd., Suite 450, Phoenix, AZ 85016 (collectively, the "Guarantors", and each a Guarantor"), in favor of BANK OF INDIA, New York Branch (the "Bank") located at 277 Park Avenue, New York, New York 10172.

      WHEREAS, SYNOVICS PHARMACEUTICALS, INC., a Nevada corporation (hereinafter referred to as "Borrower"), desires from time to time to obtain credit facility or financial accommodations in an aggregate principal amount not to exceed Ten Million Five Hundred Thousand US Dollars ($10,500,000.00) from the Bank, as evidenced by the Credit Agreement, dated as of May __, 2006 (the "Agreement"), between the Borrower and the Bank; and

      WHEREAS, each Guarantor hereby represents that it is affiliated with the Borrower and expects to derive advantage from each and every such accommodation;

      NOW, for valuable consideration, the receipt whereof by the Guarantor is hereby acknowledged, and to induce the Bank, at its option, at any time or from time to time, to extend financial accommodation, including, without limitation, execution of loans, credit or accommodation, with or without security, to or for the account of the Borrower, or in respect of which the Borrower may be liable in any capacity,

      (1) The Guarantors, jointly and severally, hereby unconditionally guarantees to the Bank, irrespective of the validity, regularity or enforceability of any instrument, writing or arrangement relating to the subject of any such financial accommodation (each such instrument, writing or arrangement, including without limitation, the Agreement, being hereinafter referred to as, and included in the term, "Credit Arrangement") or of the obligations thereunder and irrespective of any present or future law or order of any government (whether of right or in fact) or of any agency thereof purporting to reduce, amend or otherwise affect any obligation of the Borrower or other obligor or to vary the terms of payment, that the Borrower will promptly perform and observe every agreement and condition in any Credit Arrangement to be performed or observed by the Borrower, that all sums stated to be payable in, or which become payable under, any Credit Arrangement, by the Borrower to the Bank now or hereafter, will be promptly paid in full when due, whether at maturity or earlier by reason of acceleration or otherwise or, if now due, when payment thereof shall be demanded by the Bank, together with interest and any and all legal and other costs and expenses paid or incurred in connection therewith by the Bank, and, in case of one or more extensions of time of payment or renewals, in whole or in part, of any credit arrangement or obligation, that the same will be promptly paid or performed when due, according to each such extension or renewal, whether at maturity or earlier by reason of acceleration or otherwise.

      (2) Each Guarantor hereby consents that from time to time without notice to or further consent of such Guarantor, the performance or observance by the Borrower of any Credit Arrangement or obligation may be waived or the time of performance thereof extended by the Bank, and payment of any obligation hereby guaranteed may be accelerated in accordance with any agreement between the Bank and any party liable with respect thereto, or may be extended, or any Credit Arrangement may be renewed in whole or in part or any collateral may be exchanged, surrendered or otherwise dealt with as the Bank may determine, and any of the acts mentioned in any Credit Arrangement may be done, all without affecting the liability of such ntor hereunder. Each Guarantor hereby waives presentment of any instrument, demand or payment, protest and notice of nonpayment or protest thereof or of any exchange, sale, surrender or other handling or disposition of collateral.

      (3) As security for its obligations hereunder, each Guarantor hereby pledges to the Bank and gives it a general lien upon and/or right to set off of the balance of every deposit account now or at any time hereafter existing, of such Guarantor with the Bank and any other claim of such Guarantor against the Bank, and any other property, rights and interests, of such Guarantor, or any evidence thereof, which have been or at any time shall be delivered to or otherwise come in to the possession, custody or control of the Bank or anyone else for the Bank.

      (4) This guaranty shall be a continuing guaranty, and the co-guarantor or co-guarantors, if any, or any other party liable upon or in respect of any obligation hereby guaranteed may be released without affecting the liability of any Guarantor, and the Bank may continue to act in reliance hereon with respect to any particular Guarantor until the receipt by the Bank of written notice from such Guarantor not to give further accommodation in reliance thereon.

      (5) The liability of the Guarantors under this guaranty shall be, joint and several, direct, unlimited, absolute, continuing and unconditional and not conditional or contingent upon the pursuit by the Bank of whatever remedies it may have against the Borrower or its successors or assigns, or the security of the liens it may possess, including other guarantees. It is understood that each Guarantor shall be primarily liable with respect to its obligations hereunder. The liability of the Guarantors is unlimited and this guaranty is valid as long as Borrower remains indebted to the Bank pursuant to Credit Arrangement.

      (6) The Bank may assign this guaranty or any of its rights and powers hereunder, with all or any of the obligations hereby guaranteed, and may assign and/or deliver to any such assignee any of the security herefor and, in the event of such assignment, the assignee hereof or of such rights and powers and of such security, if any of such security be so assigned and/or delivered, shall have the same rights and remedies as if originally named herein in place of the Bank, and the Bank shall be thereafter fully discharged from all responsibility with respect to any such security so assigned and/or delivered.

      (7) Notice of acceptance of this guaranty and of the incurring of any and all of the obligations of the Borrower hereinbefore mentioned is hereby waived. The guaranty and all rights, obligations and liabilities arising hereunder shall be construed according to the laws of the State of New York, without giving effect to principles of conflicts of laws.

      (8) The Guarantors, jointly and severally, further agree(s) that, if at any time any part of any payment theretofore applied by the Bank to any of the liabilities created hereby or by the financial accommodations to the Borrower (hereinafter the "Liabilities") is or must be rescinded or returned by the Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Debtor), such Liabilities shall, for the purpose of this guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Bank, and this guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Bank had not been made.

      (9) The Bank may from time to time, whether before or after any discontinuance of this guaranty, at its sole discretion and without notice to the Guarantors (or any of them), take any or all of the following actions:

      (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder;

      (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to any Guarantor, with respect to any of the Liabilities;

      (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any obligation of any of the Liabilities;

      (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligations hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligation of any nature of any obligor with respect to any such property; and

      (e) resort to the undersigned (or any of them) for payment of any of the Liabilities, whether or not the Bank shall have resorted to any property securing any of the Liabilities or any obligations hereunder or sell property securing any of the Liabilities or any obligations hereunder or shall have proceeded against any other Guarantor or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

      (10) The creation or existence from time to time of Liabilities in excess of the amount to which the right of recovery under this guaranty is limited is hereby authorized, without notice to the Guarantors (or any of them), and shall in no way affect or impair the rights of the Bank and the obligation of the Guarantors under this guaranty.

      (11) The Bank may, from time to time, whether before or after any discontinuance of this guaranty, without notice to the Guarantors (or any of them), assign or transfer any or all of the Liabilities or any interest therein; and notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this guaranty to the same extent as if such assignee or transferee were the Bank; provided, however, that unless the Bank shall otherwise consent, in writing, the Bank shall have an impaired right, prior and superior to that of any such assignee or transferee, to enforce this guaranty, for the benefit of the Bank, as to those of the Liabilities which the Bank has not assigned or transferred.

      (12) No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this guaranty be binding upon the Bank except as expressly set forth in a writing duly signed and delivered on behalf of the Bank. No action of the Bank permitted hereunder shall in any way affect or impair the rights of the Bank and the obligation of the Guarantors under this guaranty. For the purposes of this guaranty, Liabilities shall include all obligations of the Borrower to the Bank, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation of the Guarantors hereunder.

      (13) This guaranty shall be binding upon the Guarantors, and upon the heirs, legal representatives, successors and assigns of the Guarantor; or a partnership or a corporation, all references herein to the Borrower and to the Guarantors, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. If more than one party shall execute this guaranty, the term "Guarantor" as used herein shall mean all parties executing this guaranty and each of them and all such parties shall be jointly and severally obligated hereunder.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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      (14)  The undersigned agrees to the personal non-exclusive jurisdiction of the courts of the State of New York, and the United States District Court of the Southern district of New York and legal process may be served upon or delivered to the undersigned by regular mail addressed to the undersigned at the address set forth below the signature.

      SIGNED AND DELIVERED THIS ___ DAY OF MAY, TWO THOUSAND AND SIX.

GUARANTORS:

                                        ANDAPHARM, INC.



                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

                                        ANDAPHARM, LLC



                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

                                        BIONUTRICS HEALTH PRODUCTS, INC.



                                        By:
                                           -------------------------------
                                           Name:
                                           Title:


                                        INCON TECHNOLOGIES, INC.



                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

                                        KIRK PHARMACEUTICALS, LLC



                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

                                        KIRK PHARMACEUTICALS, INC



                                        By:
                                           -------------------------------
                                           Name:
                                           Title:


                                        LIPOGENICS, INC.



                                        By:
                                           -------------------------------
                                           Name:
                                           Title:


                                        NUTRITION TECHNOLOGY CORP.



                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

                                        SYNOVICS LABORATORIES, INC.



                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

ACCEPTED THIS ____DAY OF
MAY, 2006

BANK OF INDIA



By:___________________________
         Name: Mr. A. Ranganathan
         Title: Vice President

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

      On the ____ day of May, 2006 before me, the undersigned a notary public in and for the said state personally appeared ______________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in capacity as ______________ of Andpharm, Inc. and that by his signature, in the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                        -----------------------
                                        Signature and office of
                                        individual taking
                                        acknowledgment

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

      On the ____ day of May, 2006 before me, the undersigned a notary public in and for the said state personally appeared ______________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in capacity as ______________ of Andapharm, LLC and that by his signature, in the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                        -----------------------
                                        Signature and office of
                                        individual taking
                                        acknowledgment

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

      On the ____ day of May, 2006 before me, the undersigned a notary public in and for the said state personally appeared ______________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in capacity as ______________ of Bionutrics Health Products, Inc. and that by his signature, in the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                        -----------------------
                                        Signature and office of
                                        individual taking
                                        acknowledgment

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

      On the ____ day of May, 2006 before me, the undersigned a notary public in and for the said state personally appeared ______________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in capacity as ______________ of Incon Technologies, Inc. and that by his signature, in the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                        -----------------------
                                        Signature and office of
                                        individual taking
                                        acknowledgment

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

      On the ____ day of May, 2006 before me, the undersigned a notary public in and for the said state personally appeared ______________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in capacity as ______________ of Kirk, LLC and that by his signature, in the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                        -----------------------
                                        Signature and office of
                                        individual taking
                                        acknowledgment

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

      On the ____ day of May, 2006 before me, the undersigned a notary public in and for the said state personally appeared ______________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in capacity as ______________ of Kirk Pharmaceuticals, Inc. and that by his signature, in the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                        -----------------------
                                        Signature and office of
                                        individual taking
                                        acknowledgment

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

      On the ____ day of May, 2006 before me, the undersigned a notary public in and for the said state personally appeared ______________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in capacity as ______________ of Lipogenics, Inc. and that by his signature, in the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                        -----------------------
                                        Signature and office of
                                        individual taking
                                        acknowledgment

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

      On the ____ day of May, 2006 before me, the undersigned a notary public in and for the said state personally appeared ______________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in capacity as ______________ of Nutrition Technology Corp and that by his signature, in the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                        -----------------------
                                        Signature and office of
                                        individual taking
                                        acknowledgment

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

      On the ____ day of May, 2006 before me, the undersigned a notary public in and for the said state personally appeared ______________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in capacity as ______________ of Synovics Laboratories, Inc. and that by his signature, in the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                        -----------------------
                                        Signature and office of
                                        individual taking
                                        acknowledgment